UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2006

Distributed Energy Systems Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50453	20-0177690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Technology Drive, Wallingford, Connecticut	06492
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 678-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 7, 2006, Distributed Energy Systems Corp. (the “Company”) announced its financial results for the quarter ended December 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On March 8, 2006, the Company held a conference call to discuss its financial results for the quarter ended December 31, 2005. A transcript of the portions of the conference call relating to the Company’s results of operation or financial condition for the quarter ended December 31, 2005 is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release entitled “Distributed Energy Reduced 4th Quarter Net Loss; 2005 Revenues a Record $45 Million; Expects Lower 1st Half of 2006,” issued by the Company on March 7, 2006.

99.2	Transcript of portions of the conference call entitled “Q4 2005 Distributed Energy Systems Earnings Conference Call,” held on March 8, 2006, at 11:00 a.m.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTED ENERGY SYSTEMS CORP.

Date: March 13, 2006	By:	/s/ John A. Glidden
John A. Glidden, Vice President Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Distributed Energy Reduced 4th Quarter Net Loss; 2005 Revenues a Record $45 Million; Expects Lower 1st Half of 2006,” issued by the Company on March 7, 2006.

99.2	Transcript of portions of the conference call entitled “Q4 2005 Distributed Energy Systems Earnings Conference Call,” held on March 8, 2006, at 11:00 a.m.